Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of August 20, 2025, by and among APPYEA Inc., a Nevada corporation (“APPYEA”) and TECHLOTT LTD, a company incorporated and existing under the laws of Cyprus under registration number 433143 and having its registered office at Agias Fylaxeos & Zinonos Rossidi 2, 1st floor, 3082 Limassol, Cyprus, a company organized under the laws of the Republic of Cyprus (“Investor”).

1. Registration Rights

1.1.

If at any time AppYea shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale by AppYea of any of its (other than a registration statement on Form S-8 or S-4 or other limited purpose form), AppYea will give written notice of its determination to the Investor or its nominee. Upon the written request from Investor, AppYea will, except as herein provided, cause the pro-rata shares (the “Requested Stock”) held by the Investor making such request (the “Requesting Holders”) to be included in such registration statement (each, a “Piggy-Back Registration”), all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent Appyea from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section shall be underwritten in whole or in part, AppYea may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Appyea or interfere with the successful marketing of the shares of stock offered by AppYea, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities or excluded in their entirety if so required by the underwriter.

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1.2. Expenses

APPYEA shall pay all expenses incurred in connection with the registration, including, without limitation, all SEC filing fees, legal and accounting fees, and printing expenses. The Investor shall not be required to bear any costs related to the preparation or filing of the Registration Statement.

1.3. Reserved

1.4. Rule 144

APPYEA agrees to use its commercially reasonable efforts to make current public information available in accordance with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and to assist the Investor in the removal of any legends when Rule 144 becomes available for resale of the Shares.

2. APPYEA Obligations

APPYEA shall:

(a) Promptly notify the Investor of any comments from the SEC;

(b) Use commercially reasonable efforts to keep the Registration Statement effective for a period of at least 12 months or until all Shares covered by the Registration Statement have been sold;

(c) Furnish to the Investor such number of copies of the prospectus included in the Registration Statement as they may reasonably request;

(d) Notify the Investor promptly of any stop order or suspension of the effectiveness of the Registration Statement.

3. Indemnification

3.1. APPYEA Indemnification

APPYEA shall indemnify and hold harmless the Investor, his officers, directors, and agents against any losses, claims, damages, liabilities, or expenses resulting from any untrue or alleged untrue statement of a material fact in the Registration Statement or omission to state a material fact required therein relating to tAppyea or its business,.

3.2. Investor Indemnification

The Investor shall indemnify and hold harmless APPYEA against any losses arising from any untrue statement or omission in the Registration Statement made in reliance upon written information provided by such Investor.

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4. Miscellaneous

4.1. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4.2. Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior discussions or agreements.

4.3. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

APPYEA Inc.

By:	/s/ Yakir Abadi
Name:
Title:

TECHLOTT LTD

By:	/s/ Georgia Ektoros
Name:	ZELTIC CONSULTING LIMITED
Title:	Director

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